March 7, 2025
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account
(File No. 811-08091)

Discovery Select Group Retirement Annuity
(File No. 333-23271)

Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Select Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the annual reports made with the Securities and Exchange Commission (the “Commission”) by the underlying mutual funds or portfolios, as applicable, within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each fund company listed below filed a report on Form N-CSR with the Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the fund companies specified below:

Fund Company	1940 Act Registration No.

AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
MFS® Variable Insurance Trust	811-08326
Prudential Series Fund	811-03623
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145

If you have any questions regarding this filing, please contact me at Olga.Zhivnitskaya@empower.com.

Sincerely,

/s/ Olga Zhivnitskaya
Olga Zhivnitskaya, as agent for
The Prudential Insurance Company of America